Events after the Reporting Date	12 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period [text block] [Abstract]
EVENTS AFTER THE REPORTING DATE
NOTE 23:-	EVENTS AFTER THE REPORTING DATE

a.

On January 3, 2022 (the “2022 Grant Date”), the Board approved the grant of 178,140 Share Options under the 2015 ESOP to directors, officers, employees and consultants, some of which required the approval of the general meeting of the Company’s shareholders (the “2022 General Meeting”), which occurred on February 10, 2022. The date of commencement for all Share Options granted, the date on which the vesting started, was the 2022 Grant Date. The exercise price was set at $6.50 per Share Option.

b.

On March 10, 2022, the company entered into a Founders and Investment Agreement with Dr. Alon Silberman, or the MitoCareX Agreement. Pursuant to the MitoCareX Agreement, the Company invested an initial amount of $700, and agreed to invest over the next two years, an additional $1,000, subject to the achievement of certain pre-determined milestones as agreed upon in the MitoCareX Agreement, for up to a 50.01% ownership in MitoCare X Bio Ltd. (“MitoCareX”). MitoCareX will focus on the discovery and development of potential drugs for cancers and other life-threatening conditions. The MitoCareX Agreement also contains customary representations, warranties, covenants and indemnification provisions. On March 31, 2022, the closing conditions were met and the Company paid the initial investment amount of $700 to MitoCareX.